EXHIBIT 99.1

                 CATHAY GENERAL BANCORP ANNOUNCES LIFTING OF MOU

     LOS ANGELES, Sept. 15 /PRNewswire-FirstCall/ -- Cathay General Bancorp (Nasdaq: CATY), the holding company of Cathay Bank, announced today that the Federal Deposit Insurance Corporation has terminated its memorandum of understanding ("MOU") with Cathay Bank dated June 2004 because Cathay Bank has substantially complied with the MOU. The MOU had required Cathay Bank to take certain actions with respect to compliance with the Bank Secrecy Act.

     ABOUT CATHAY GENERAL BANCORP
     Cathay General Bancorp is the holding company for Cathay Bank, a California state-chartered bank. Founded in 1962, Cathay Bank offers a wide range of financial services. Cathay Bank currently operates twenty-nine branches in California, four branches in New York State, one in Massachusetts, one in Houston, Texas, one in Washington State, and representative offices in Taipei, Hong Kong, and Shanghai. Cathay Bank's website is found at http://www.cathaybank.com/.

     FORWARD-LOOKING STATEMENTS AND OTHER NOTICES
     Statements made in this press release, other than statements of historical fact, are forward-looking statements within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, such words as "believes," "expects," "anticipates," "intends," "plans," "estimates," "may," "will," "should," "could," "predicts," "potential," "continue," or the negative of such terms and other comparable terminology or similar expressions. Forward-looking statements are not guarantees. They involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements, of Cathay General Bancorp to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from: the company's ability to realize the benefits of its merger with GBC Bancorp, expansion into new markets, fluctuations in interest rates, demographic changes, inflation, increases in competition, deterioration in asset or credit quality, earthquake or other natural disasters affecting the condition of real estate collateral, changes in the availability of capital, legislative and regulatory developments, such as the potential effects of California tax legislation enacted in late 2003 and the subsequent Franchise Tax Board announcement on December 31, 2003, regarding the taxation of real estate investment trusts and registered investment companies, changes in business strategy, including the formation of a real estate investment trust, and general economic or business conditions in California and other regions where Cathay Bank has operations, such as the impact of the California budget deficit.

     These and other factors are further described in Cathay General Bancorp's Annual Report on Form 10-K for the year ended December 31, 2004, its reports and registration statements filed (including those filed by GBC Bancorp prior to the merger) with the Securities and Exchange Commission ("SEC") and other filings it makes in the future with the SEC from time to time. Cathay General Bancorp has no intention and undertakes no obligation to update any forward-looking statements or to publicly announce the results of any revision of any forward-looking statement to reflect future developments or events.

     Cathay General Bancorp's filings with the SEC are available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov, or by request directed to Cathay General Bancorp, 777
N. Broadway, Los Angeles, CA 90012, Attention: Investor Relations (213)
625-4749.

SOURCE  Cathay General Bancorp
     -0-                             09/15/2005
     /CONTACT: Heng W. Chen of Cathay General Bancorp +1-213-625-4752/ /Web site: http://www.cathaybank.com /